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                                                            UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: June 30, 2010
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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Item 1. Reports to Stockholders.
The semi-annual report to stockholders is filed herewith.

FAM Semi Annual 2010

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                                                                   FAM FUNDS
                                MANAGED BY FENIMORE ASSET MANAGEMENT, INC.

                                                                  VALUE FUND
                                                         EQUITY-INCOME FUND
                                           Investor Share Class and Advisor Share Class
                                                        SEMI - ANNUAL REPORT
                                                                    June 30, 2010

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Table of Contents
Chairman's Commentary	1
FAM Value Fund
Letter to Shareholders	3
Portfolio Data	9
Expense Data	10
Statement of Investments	12
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
FAM Equity-Income Fund
Letter to Shareholders	29
Portfolio Data	33
Expense Data	34
Statement of Investments	36
Statement of Assets and Liabilities	41
Statement of Operations	42
Statement of Changes in Net Assets	43
Notes to Financial Statements	44
Supplemental Information	52

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

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Chairman's Commentary
July 2010

Dear Fellow Shareholder:
Pessimism reclaimed the spotlight during the middle of the second quarter. Just when many felt that the economy and stock market were gaining momentum and turning the corner, the proverbial apple cart was upset. In May, fears generated from sovereign debt crises in Europe and the related impact on global economic growth caused feelings of anxiety and scared many investors out of the stock market. As a result, the S&P 500 Index declined -11.4% in the second quarter and was down -6.7% year-to-date.

Many are extending this negative worldview to their investment outlook. We understand that it is difficult to escape the immense negativity felt from slow growth in most global economies, the chance of a double-dip U.S. recession, federal and state budget deficit spending, and the BP oil spill. Many people tend to focus on the negatives and are often led astray from the positive developments until they are literally right in front of their faces as news headlines.

Ultimately, it is the profitability of businesses that drives the stock market higher. What may come as a surprise then, despite the litany of gloom and doom, is that corporate America is strong and continues to gain strength as evidenced by earnings growth. At the time of this writing, second quarter corporate earnings have not been released, but we observed good results for those off-calendar quarter companies that did report.

In their most recent quarterly releases Federal Express and 3M - which are not owned in the Funds but are global bellwether companies - projected strong results for the near future. Federal Express reported a solid quarter and is projecting in excess of 20% earnings growth for their fiscal year ending May 2011. 3M told investors that their revenue for the second quarter will exceed expectations. FAM Funds' holdings Bed Bath & Beyond, CarMax, and Donaldson, among others, each reported strong results with growing sales, cash flows, and improving balance sheets.

While some feel the stock market may never rise, interestingly, today's valuations are at levels that could yield reasonable future returns (currently the S&P 500 Index P/E ratio is 15 times). Still, some investors ignore valuation levels and want nothing to do with equities because they are paralyzed by fear and focused on variables they cannot control - the unknown outcomes of world issues. We are concentrating on the variables we can control - outstanding businesses

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Chairman's Commentary

and the appropriate valuation levels to invest in stocks for future growth. We continue to do this despite these short-term occurrences because they will likely have very little influence on the long-term viability of the underlying businesses.

Again, we call your attention to the financial staying power of the companies we invest in on your behalf. Should the economy relapse into a state of malaise, their financial strength will help them endure as we observed in the 2008-2009 decline. We are looking deeper than short-term stock prices. We are examining the fundamentals of the business - its competitive advantages, unique product/service offering, cash generation, management's track record, and future growth prospects. We hope this helps quell any anxiety you might have and keep you focused on the reason you invest in the U.S. stock market - long-term growth.

In these challenging times we appreciate your confidence in us more than ever. We always welcome your calls at 800-932-3271.

Sincerely,

<Signature Image>

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.

Research Team
Andrew F. Boord
Eric C. Elbell, CFA
John D. Fox, CFA
Kevin Gioia
Paul C. Hogan, CFA
Marc Roberts

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FAM Value Fund

Dear Fellow Value Fund Shareholder:

Through June 30, 2010, the net asset value of the Investor Class of the FAM Value Fund was $39.16. This represents a decrease of -0.4% from the beginning of the year. For comparison, the S&P 500 Index decreased -6.7% and the Russell 2000 Index declined -2.0%.

2010 Review Year-to-Date
The stock market started the year by continuing 2009's strong rally. At the end of April the S&P 500 Index was up more than 6% for the year. Unfortunately, April proved to be the peak of the first six months. Government debt problems in Europe and renewed fears of a global economic slowdown shifted stock prices into reverse. Since the peak in April, stock prices have declined by more than 15% putting them back in Bear Market territory. The main question being asked today is, "Will the U.S. economy experience a double-dip recession?" No one knows the answer to this and it is out of our control; consequently, we focus on investing in financially superior companies that can still make money in the stock market even if the economy is stagnating.

Portfolio Activity
Given the increase in stock prices earlier in the year, we were net sellers of stocks in the first six months of 2010. We sold partial positions in stocks that we viewed as fairly valued. This list includes Berkshire Hathaway, General Electric, M&T Bank and Martin Marietta Materials. We also sold our entire position in Cognex and International Speedway Corporation.

We did purchase two new ideas - Digital River and Bank of the Ozarks. Digital River is a technology company that provides retailers with a way to sell their software over the Internet. We purchased shares of the company at a little more than two times the cash on the balance sheet. The company has more than $400 million in cash, minimal debt, and is growing its core sales at a double-digit rate.

Our other purchase was Bank of the Ozarks. This Arkansas bank serves a number of fast growing markets in the Southeast. The CEO, George Gleason, has been leading the company for more than 20 years and has an excellent record. The bank has a very strong capital position, above average profitability, and good credit results.

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FAM Value Fund

Performance Detail
Despite the fact that most markets are down year-to-date, one half of our stocks appreciated in the first half of the year. In general, our financial companies performed well with two of our property and casualty insurance companies posting gains, four of our five banks showing a positive return year-to-date, and a 30% gain in our life insurance investment.

Best Performers
The Fund's best performer on a dollar-weighted basis was Berkshire Hathaway (+ 21%) with a gain of more than $6 million. Berkshire is well known as the investment vehicle of world renowned investor Warren Buffett. The company's operations have performed well and at March 31, 2010, the company had an all-time record book value of $89,000 per share. In addition to good fundamental performance, the stock was added to the S&P 500 Index which created temporary demand for the stock. We took advantage of this demand and the subsequent increase in price to sell a small portion of our shares.

The second best performer in dollar terms was Protective Life (+31%) for a gain of more than $3.3 million. Protective's leadership has done a terrific job of managing through the financial crisis and improving the company's financial strength. Over the last 18 months, management has increased the company's capital base by $1 billion putting the company in a strong financial position. The stock entered the year at a significant discount to our estimate of intrinsic value. As its value has begun to be recognized, the stock has performed well.

The third best performer in dollar terms was Ross Stores (+25%) for a gain of $3 million. Ross has been an amazing story over the last three years despite the recession and financial crisis. Since the summer of 2007, the stock has appreciated more than 70% compared to a 30% decline in the stock market. The Ross Stores retailing formula of designer clothing at a discount price has been a big hit with consumers.

Worst Performers
The Fund's worst performer on a dollar-weighted basis was money management firm Franklin Resources (-18%) generating a loss of $3 million. Franklin is a global asset management firm and was impacted by the worldwide decline in stocks. The company is very strong with $4 billion of cash and significant profits. Given the company's exposure to the stock market we would expect this stock to do well in Bull Markets and poorly in Bear Markets. This is exactly what has happened year-to-date.

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FAM Value Fund

The second worst performer in dollar terms was Amsurg (-19%) also with a loss of $3 million. Amsurg owns and operates ambulatory surgery centers (hence the name) which perform specialized surgeries. While earnings are expected to decline a slight -4%, we can see no fundamental reason for a -19% decline in the stock price year-to-date. With the stock trading at less than ten times trailing earnings and solid cash flow generation, we are holding onto the stock.

The third worst performer in dollar terms was Federated Investors (-23%) with a loss of almost $2.8 million. Federated is an asset management firm with an excellent franchise in money market funds. The current low interest rate environment is temporarily hurting the money fund business and pressuring Federated's earnings. Over time, higher interest rates should improve the attractiveness of money funds and result in higher profitability for Federated.

Our Investment Strategy

The value of any business is determined by the cash that the business generates and what management does with the cash. Since these are the two main sources of value, we focus our research on these areas and look for companies that have the following characteristics:

High profit margins, significant free cash flow, high returns on invested capital, low levels of debt or other types of leverage, and management with a track record of using capital wisely. We like to purchase this type of company at a low price compared to the company's value.

We invest this way because it provides three important advantages:

1) The risk of permanent loss of capital is greatly reduced. There are two ways to lose all of your money in an investment. The first is to pay too high a price. For example, in the technology bubble of 2000 people were willing to pay any multiple of earnings to be part of the "new economy." One of the favorites of the day was JDS Uniphase with a stock price of more than $1,000 a share. Today the company is profitable, but the stock trades for $9 share. This is a loss of 99% and a permanent loss of capital for those investors.

The second way to have a total loss of capital is to invest in a company with too much leverage or poor asset quality. The recent financial crisis provides numerous examples

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FAM Value Fund

of this type of business including AIG, Bear Stearns, Lehman Brothers, and Washington Mutual.

Our approach will avoid these two pitfalls as we invest in strong companies and pay attention to the price that we pay.

2) Financially strong companies can do better than average in poor economic periods. We like companies with low levels of leverage and significant cash generation because they can do well in any economic environment. As demonstrated in the recent downturn which was one of the worst economic environments of the last fifty years, this type of company performed relatively well. During calendar year 2009, all the companies that we own positions in today reported positive earnings per share - every business made a profit and some of our holdings did significantly better than just making a profit. We expect this to be the case in 2010 as well.

Here are two examples of companies that were able to take advantage of the economic turmoil to grow their businesses:

- Bed Bath & Beyond used its financial strength to take advantage of the demise of its most aggressive competitor. Bed Bath & Beyond has continued to open new stores and has a record $1.8 billion in cash on the balance sheet.

- Brookfield Asset Management took advantage of low prices for assets around the world and expanded their holdings in strategically important railroads, ports, and real estate. These assets will add to the long-term intrinsic value of Brookfield's shares.

3) Companies that generate free cash flow can increase shareholder value in slow economic environments. Due to the effects of the financial crisis and the large amount of world debt, the consensus view is that economic growth will be below average for the foreseeable future. If this is the case, companies that generate cash flow may still be able to create returns for their shareholders through the wise use of that cash. A company can use its cash to expand the business, reduce debt, pay dividends, or repurchase company stock. All of these actions can increase the intrinsic value per share of stock.

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FAM Value Fund

For example, consider one of the Fund's longtime holdings John Wiley & Sons. We first purchased John Wiley in the summer of 2002 at a price of $24 per share. Wiley is not a fast growing company. Management usually tells investors to expect sales to grow in the mid-single digits per year. However, the company generates large amounts of cash which has been used to make two significant acquisitions, repurchase stock, and increase the dividend annually. As a result of these actions during an eight year period where real GDP grew at 1.7% per year and the S&P 500 Index returned 2.5% per year, we have earned a 7.3% annual return on our original purchase of John Wiley.

Since economic forecasts are often wrong, no one can be sure what the next six months will bring; nor can they accurately predict the next six years which is more our perspective as we look at longer term horizons. That is why we use our own independent, time-tested and reliable research process to find financially strong, quality businesses that can endure economic cycles and potentially thrive over the long term. History shows that stocks purchased at reasonable valuations have performed well over time and can provide a positive return after inflation - so we will stay the course and strive to protect and grow your assets despite what may occur in the short term.

Long-Term Returns

Average Annual Total Returns as of June 30, 2010
					Life of Fund
	1-Year	3-Year	5-Year	10-Year	(1/2/87)
FAM Value Fund
(Investor Shares)	18.20%	-7.11%	-0.58%	6.40%	9.73%
(Advisor Shares)*	17.77%	-8.20%	-1.58%	N/A	*
S&P 500 Index	14.34%	-9.84%	-0.81%	-1.61%	8.81%
Russell 2000 Index	21.48%	-8.60%	0.37%	3.00%	8.26%
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*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 2.93%

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This information represents past performance of the FAM Value Fund and is not indicative of future results.

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FAM Value Fund

Thank you for investing with us in the FAM Value Fund.

Sincerely,

<Signature>                                                      <Signature>

John D. Fox, CFA                                            Thomas O. Putnam
Co-Manager                                                     Co-Manager

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FAM Value Fund - Portfolio Data (Unaudited)

As of June 30, 2010

COMPOSITION OF TOTAL INVESTMENTS
Property & Casualty Insurance	13.5%
Machinery & Equipment	8.7%
Health Care Services	8.0%
Money Market Fund	7.9%
Transportation	6.6%
Insurance Agency	5.5%
Banking	4.8%
Retail Stores	4.3%
Restaurants	4.0%
Publishing	4.0%
Investment Management	3.4%
Oil and Gas Exploration	3.3%
Media	3.2%
Diversified Healthcare	2.8%
Diversified Manufacturing	2.8%
Electronic Equipment	2.5%
Real Estate Development	2.5%
Life Insurance	2.3%
Health Care Equipment/Devices	2.1%
Other	7.8%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Value Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (1/1/2010 to 6/30/2010).

Actual Expenses
Lines (A) and (B) of the following table provide information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Value Fund - Expense Data (Unaudited)

SIX MONTHS ENDED JUNE 30, 2010
		Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$995.90	$ 6.04*
B.	Advisor Share Class	$1,000.00	$990.50	$10.96**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.95	$ 6.11*
D.	Advisor Share Class	$1,000.00	$1,013.99	$11.09**

*Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.22%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.22%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

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FAM Value Fund - Statement of Investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (92.1%)
Automotive (1.8%)
CarMax, Inc.* - specialty retailer of used cars and light-trucks in the United States	600,000	$ 11,940,000

Banking (4.8%)
Bank of the Ozarks, Inc. - holding company that provides a range of retail and commercial banking services in the Southeast	126,500	4,486,955

M&T Bank Corporation - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	75,000	6,371,250

SCBT Financial Corporation . provides banking services to individual and corporate customers in the Carolinas	45,100	1,588,422

TCF Financial Corporation - holding company that offers various banking services throughout the United States	776,000	12,889,360

Westamerica Bancorporation - provides banking services to individual and corporate customers in northern and central California	113,100	5,940,012
		31,275,999

Commercial Services (1.2%)
McGrath RentCorp .modular building and electronic test equipment rentals, subsidiary classroom manufacturing	347,000	7,904,660

Computer Software & Services (0.3%)
Micros Systems Inc.* . provides software and hardware technology solutions for the hospitality industry	65,000	2,071,550

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Construction Materials (0.9%)
Martin Marietta Materials - produces aggregates for the construction industry	65,443	$ 5,550,221

Diversified Healthcare (2.8%)
Johnson & Johnson - manufactures and sells various products in the health care field	305,000	18,013,300

Diversified Manufacturing (2.8%)
General Electric Company - diversified industrial manufacturer	206,875	2,983,137

Illinois Tool Works, Inc. - manufactures engineered products such as plastic and metal components and fasteners and specialty systems which consist of machinery and consumable products	359,950	14,858,736
		17,841,873

Electronic Commerce Distribution (0.9%)
Digital River, Inc.* - provides outsourced e-commerce solutions worldwide	250,000	5,977,500

Electronic Equipment (2.5%)
Zebra Technologies Corp. - Class A* - designs, manufactures and supports bar code label printers	648,502	16,452,496

Health Care Distribution (1.3%)
Patterson Companies, Inc. - operates as a distributor serving dental, companion-pet veterinarian, and rehabilitation supply markets in the United States and Canada	300,000	8,559,000

Health Care Equipment/Devices (2.1%)
Stryker Corp. - operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	266,000	13,315,960

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Health Care Services (8.0%)
Amsurg Corp.* - develops, acquires and operates practice-based ambulatory surgery centers in partnership with physician practice groups in the U.S.	721,150	$ 12,850,893
Laboratory Corp. of America Holdings* . operates as an independent clinical laboratory company in the United States	117,000	8,815,950
Mednax, Inc.* - health care services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	545,700	30,346,377
		52,013,220

Home Furnishings (0.6%)
Mohawk Industries, Inc.* - produces floor covering products for residential and commercial applications	88,100	4,031,456

Insurance Agency (5.5%)
Brown & Brown, Inc. - one of the largest independent general insurance agencies in the U.S.	1,879,696	35,977,381

Investment Management (3.4%)
Federated Investors, Inc. - Class B - provides investment management products and services primarily to mutual funds	407,500	8,439,325
Franklin Resources, Inc. - provides investment management and fund administration services as well as retail-banking and consumer lending services	160,000	13,790,400
		22,229,725

Life Insurance (2.3%)
Protective Life Corporation - individual and group life/health insurance and guaranteed investment contracts	691,400	14,789,046

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Machinery & Equipment (8.7%)
Donaldson Company, Inc. - designs, manufactures and sells filtration systems and replacement parts	371,200	$ 15,831,680
Graco, Inc. - supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	261,550	7,373,094
IDEX Corporation - manufactures proprietary, highly engineered industrial products and pumps	771,750	22,048,898
Kaydon Corporation - custom-engineers products including bearings, filters, and piston rings	341,100	11,208,546
		56,462,218

Media (3.2%)
Meredith Corporation - magazine publishing and tv broadcasting	665,450	20,715,459

Mining and Construction Machinery (0.8%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equip- ment for the extraction of coal and other minerals and ores	100,000	5,009,000

Oil and Gas Exploration (3.3%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	216,000	21,247,920

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Property and Casualty Insurance (13.5%)
Berkshire Hathaway, Inc. - Class A* - holding company for various insurance and industrial companies	266	$ 31,920,000
Markel Corporation* - sells specialty insurance products	64,850	22,049,000
White Mountains Insurance Group, Ltd. - personal property and casualty, and reinsurance	102,693	33,293,071
		87,262,071

Publishing (4.0%)
John Wiley & Sons, Inc. - Class A - publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	661,700	25,587,939

Real Estate Development (2.5%)
Brookfield Asset Management, Inc. - Class A . asset management holding company that invests in property, power and infrastructure	725,000	16,399,500

Restaurants (4.0%)
YUM! Brands, Inc. - quick service restaurants including KFC, Pizza Hut and Taco Bell	660,600	25,789,824

Retail Stores (4.3%)
Bed Bath & Beyond, Inc.* - national chain of retail stores selling domestic merchandise such as bed linens, bath items, kitchen textiles and home furnishings	345,600	12,814,848
Ross Stores, Inc. - chain of off-price retail apparel and home accessories stores	286,422	15,263,428
		28,078,276

See Notes to Financial Statements.
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FAM Value Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Transportation (6.6%)
Forward Air Corporation - provides surface transportation and related logistics services to the deferred air freight market in North America	589,233	$ 16,056,599
Heartland Express, Inc. - short-to medium-haul truckload carrier of general commodities	1,333,333	19,359,995
Knight Transportation, Inc. - transportation of general commodities in the U.S.	366,900	7,426,056
		42,842,650

Total Common Stocks (Cost $419,881,352)	$597,338,244
TEMPORARY INVESTMENTS (7.9%)
Money Market Fund (7.9%)
AIM Short Term Treasury Fund (0.04%)**	50,905,881	50,905,881
Total Temporary Investments (Cost $50,905,881)	$ 50,905,881
Total Investments (Cost $470,787,233) (100%)	$648,244,125

*Non-income producing securities.
**The rate shown represents the effective yield at 6/30/10.

See Notes to Financial Statements.

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FAM Value Fund
June 30, 2010 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $470,787,233)	$648,244,125
Cash	14,630
Dividends and interest receivable	297,244
Total Assets	648,555,999
Liabilities
Accrued investment advisory fee	553,477
Accrued shareholder servicing and administrative fees	84,650
Accrued expenses	118,549
Accrued distribution and service fees	1,173
Total Liabilities	757,849
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	468,158,099
Undistributed net investment income	224,895
Accumulated net realized gains	1,958,264
Net unrealized appreciation	177,456,892
Net Assets	$647,798,150
Net Asset Value Per Share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $643,662,110 and 16,438,153 shares outstanding	$39.16
Advisor Class Shares - based on net assets of $4,136,040 and 110,428 shares outstanding	$37.45

See Notes to Financial Statements.

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FAM Value Fund
Six Months Ended June 30, 2010 (Unaudited)

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 4,372,203
Interest	8,552
Total Investment Income	4,380,755

Expenses
Investment advisory fee (Note 2)	3,384,776
Administrative fee (Note 2)	287,706
Shareholder servicing and related expenses (Note 2)	226,832
Printing and mailing	44,703
Professional fees	52,550
Registration fees	25,894
Custodial fees	42,420
Trustees fees	22,212
Officers fees (Note 2)	22,305
Distribution and Service Fees - Advisor Class Shares (Note 2)	21,950
Other	39,644
Total Expenses	4,170,992
Net Investment Income	$ 209,763

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments	2,253,821
Net change in unrealized appreciation/depreciation of investments	(4,687,956)
Net Realized and Unrealized Loss on Investments	(2,434,135)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,224,372)

See Notes to Financial Statements.

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FAM Value Fund
Six Months Ended June 30, 2010 (Unaudited) and Year Ended December 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2010	Year Ended December 31, 2009
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 209,763	$ 796,982
Net realized gain on investments	2,253,821	221,454
Unrealized appreciation/(depreciation) of investments	(4,687,956)	117,946,988
Net Increase/Decrease in Net Assets From Operations	(2,224,372)	118,965,424

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	-	(811,542)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 3)	(13,967,910)	(50,961,212)
Total Increase/Decrease in Net Assets	(16,192,282)	67,192,670

NET ASSETS:
Beginning of Period	663,990,432	596,797,762
End of Period	$647,798,150	$663,990,432

See Notes to Financial Statements.

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FAM Value Fund - Notes to Financial Statements (Unaudited)

Note 1. Nature of Business and Summary of Significant Accounting Policies
FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America ("GAAP"), followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2010:

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FAM Value Fund - Notes to Financial Statements (Unaudited)

                    Valuation Inputs                                                   Investments in Securities
                Level 1 - Quoted prices        Common Stocks               $597,338,244
                                                             Temporary Investments     $ 50,905,881
                Level 2 - Other significant observable inputs                   $  -
                Level 3 - Significant unobservable inputs                        $ -
                Total                                                                              $648,244,125

During the period ended June 30, 2010 there were no Level 2 or 3 inputs used to value the Fund's net assets. Refer to the Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the period ended June 30, 2010 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2006 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund's tax filings is presently in progress.

c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from

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FAM Value Fund - Notes to Financial Statements (Unaudited)

underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2010 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2010. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and also an officer of the Advisor. During the period ended June 30, 2010, he was compensated by the Fund in the amount of $22,305 and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2010 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2010.

FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the period ended June 30, 2010, shareholder servicing agent fees paid to FSS amounted to $226,832. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, and 0.075% thereafter. For the period ended June 30, 2010, Fund administrative fees amounted to $287,706.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the

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FAM Value Fund - Notes to Financial Statements (Unaudited)

plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

Note 3. Shares of Beneficial Interest
At June 30, 2010 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2010, redemption fees amounted to $0. Transactions were as follows:

	SIX MONTHS ENDED 6/30/10		YEAR ENDED 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	557,711	$22,863,661	2,694,601	$ 83,571,955
Advisor Class	890	35,031	2,338	68,374
Shares issued on
reinvestment of distributions
Investor Class	-	-	19,796	787,875
Advisor Class	-	-	-	-
Shares redeemed
Investor Class	(895,875)	(36,631,675)	(4,327,661)	(134,600,528)
Advisor Class	(6,013)	(234,927)	(25,370)	(788,888)
Net Decrease from Investor Class
Share Transactions	(338,164)	$(13,768,014)	(1,613,264)	$(50,240,698)
Net Decrease from Advisor Class
Share Transactions	(5,123)	$ (199,896)	(23,032)	$ (720,514)

Note 4. Investment Transactions
During the period ended June 30, 2010, purchases and sales of investment securities, other than short-term obligations were $10,248,765 and $21,211,456, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

Unrealized appreciation           $202,417,402
Unrealized depreciation             (24,960,510)
Net unrealized appreciation     $177,456,892

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FAM Value Fund - Notes to Financial Statements (Unaudited)

Note 5. Income Taxes and Distributions to Shareholders
The components of accumulated income/losses on a tax basis at December 31, 2009 were as follows:

Undistributed ordinary income	$ 15,132
Capital loss carry forward	$(295,557)

As of December 31, 2009 the Fund had $295,557 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, the amount offset will not be distributed to shareholders. The net capital loss carry forwards expire in 2016.

The tax composition of dividends and distributions paid to shareholders for the six months ended

June 30, 2010, and year ended December 31, 2009:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	$ -	$ 811,542

Note 6. Line of Credit
FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2010, when any advances are to be repaid. During the period ended June 30, 2010 no amounts were drawn from the available line.

Note 7. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on the experience of the Advisor, the Fund expects the risk of loss to be remote.

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FAM Value Fund - Notes to Financial Statements (Unaudited)

Note 8. New Accounting Pronouncement
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2009, significant transfers into and out of levels 1 and 2 in the fair value hierarchy and the reasons for such transfers are required to be disclosed. Since the Fund did not have any assets valued based on level 2 or level 3 inputs during the period ended June 30, 2010, this provision had no impact on the financial statements of the Fund. Further, effective for fiscal years beginning after December 15, 2010, information about purchases, sales, issuances and settlements of level 3 assets and liabilities will be required to be disclosed on a gross basis rather than as a net number, as currently required under GAAP. Management is currently evaluating what impact, if any, this provision of ASU 2010-06 will have on the financial statements of the Fund.

Note 9. Subsequent Events
Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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FAM Value Fund - Notes to Financial Statements (Unaudited)

Note 10. Financial Highlights
Years Ended December 31,

FAM VALUE FUND - INVESTOR CLASS SHARES
Per share information	Six Months Ended June 30 (Unaudited)	Years Ended December 31,
(For a share outstanding throughout the period)	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$39.32	$32.22	$45.42	$49.65	$48.00	$46.65
Income/Loss from investment operations:
Net investment incomet	0.01	0.05	0.18	0.25	0.24	0.39
Net realized and unrealized gain/(loss) on investments	(0.17)	7.10	(13.21)	(0.66)	3.96	2.20
Total from investment operations	(0.16)	7.15	(13.03)	(0.41)	4.20	2.59
Less distributions:
Dividends from net investment income	-	(0.05)	(0.17)	(0.25)	(0.31)	(0.37)
Distributions from net realized gains	-	-	-*	(3.57)	(2.24)	(0.87)
Return of capital	-	-	-*	-	-	-
Total distributions	-	(0.05)	(0.17)	(3.82)	(2.55)	(1.24)
Change in net asset value for the period	(0.16)	7.10	(13.20)	(4.23)	1.65	1.35
Net asset value, end of period	$39.16	$39.32	$32.22	$45.42	$49.65	$48.00
Total Return	(0.41)%**	22.18%	(28.68)%	(0.79)%	8.73%	5.56%

Ratios/supplemental data
Net assets, end of period (000)	$643,662	$659,621	$592,504	$871,090	$1,042,174	$1,089,369

Ratios to average net assets of:
Expenses	1.22%tt	1.26%	1.24%	1.19%	1.18%	1.18%
Net investment income	0.07%tt	0.14%	0.44%	0.45%	0.49%	0.82%
Portfolio turnover rate	1.64%	7.55%	12.60%	8.74%	17.53%	14.25%

tBased on average shares outstanding.
*Per share amount is less than $0.005.
**Not Annualized
ttAnnualized

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FAM Value Fund - Notes to Financial Statements (Unaudited)
Note 10. Financial Highlights (continued)

FAM VALUE FUND - ADVISOR CLASS SHARES
Per share information	Six Months Ended June 30 (Unaudited)	Years Ended December 31,
(For a share outstanding throughout the period)	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$37.81	$30.99	$44.39	$48.91	$47.37	$46.11
Income/Loss from investment operations:
Net investment losst	(0.18)	(0.28)	(0.22)	(0.28)	(0.25)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.18)	7.10	(13.18)	(0.67)	4.03	2.22
Total from investment operations	(0.36)	6.82	(13.40)	(0.95)	3.78	2.13
Less distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from net realized gains	-	-	-	(3.57)	(2.24)	(0.87)
Total distributions	-	-	-	(3.57)	(2.24)	(0.87)
Change in net asset value for the period	(0.36)	6.82	(13.40)	(4.52)	1.54	1.26
Net asset value, end of period	$37.45	$37.81	$30.99	$44.39	$48.91	$47.37
Total Return	(0.95)%**	22.01%	(30.19)%	(1.91)%	7.96%	4.62%

Ratios/supplemental data
Net assets, end of period (000)	$4,136	$4,369	$4,294	$7,591	$8,494	$7,992

Ratios to average net assets of:
Expenses	2.22%tt	2.26%	2.24%	2.19%	2.18%	2.18%
Net investment loss	(0.92)%tt	(0.86)%	(0.56)%	(0.55)%	(0.51)%	(0.19)%
Portfolio turnover rate	1.64%	7.55%	12.60%	8.74%	17.53%	14.25%

tBased on average shares outstanding.
**Not Annualized
ttAnnualized

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FAM Equity-Income Fund

Dear Fellow Equity-Income Fund Shareholder:

For the first six months of the year the Investor Class of the Fund lost a fraction of a percent, declining -0.17%. This compares favorably to the Russell 2000 Index which declined -2.0% and the S&P 500 Index which fell -6.7% over the same time period. We attribute our performance to the continuing rebound of our financial companies as well as consumer and technology investments.

The market made a strong comeback from the lows of 2009 and continued that run until April of this year. At that point investors began worrying about European debt and a softening in the U.S. economic recovery. These fears prompted a sell-off in the stock market and a flight to safety. Today there continues to be much talk of the U.S. having a double-dip recession.

From our perspective it is more important to focus on what we know, rather than what we don't know. Yes, we do see a slowing in the economy, but it is uncertain whether this is merely a pause in economic growth or the beginning of the economy rolling over into recession. It's important to understand that everyone has an opinion on the future, but nobody knows how the future will unfold - not even the pundits we see on TV day-after-day.

What we do know is that investors are better served being optimistic rather than pessimistic, perhaps even opportunistic. The optimistic investor is always looking for opportunities while the pessimistic investor misses out on the up markets as they seek shelter and put cash under the mattress. This recent market correction has provided us with the opportunity to buy some stocks that have attractive dividend yields.

Portfolio Actions

Over the first half of the year we took advantage of a number of opportunities to increase the dividend yield of the Fund. We purchased Arthur J. Gallagher (AJG) which had a dividend yield of 5.3% as of the end of the quarter, and NBT Bancorp (NBTB) which yielded 3.9%. We also added to our holdings in OneBeacon (OB) which has a dividend yield of 5.9%, U.S. Ecology (ECOL) which yields 4.9%, and Xilinx (XLNX) with a 2.5% yield.

At the end of June, the combined dividend yield of the equities in the Fund was significantly higher than both the S&P 500 and the Russell 2000 indices (See table) 1 . Additionally, the five-year historical growth in the dividend is much higher for those companies in the Fund compared

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FAM Equity -Income Fund

to the indices. In fact, more than 40% of the businesses in the Fund have increased their dividend this year. The new purchases and additions had a large impact on boosting the yield of the Fund and we continue to look for further opportunities to increase the dividend income even more.

                                         Dividend Yield (as of 6/30/10)                         5 Yr. Growth in Dividends

FAM Equity-Income Fund                 3.0%                                                               12%
S&P 500 Index                                  2.1%                                                                1%
Russell 2000 Index                             1.2%                                                                4%
1 Source: Baseline

The Dividend Advantage

Dividends are an often overlooked part of investors' total return, yet they have provided a meaningful percentage of that return. To illustrate this point we can look at the return of the S&P 500 Index and the amount of that total return that came from dividends. Since 1926, dividends have contributed approximately one-third of total return of the S&P 500 (known as the S&P Composite Index before 1957), while capital appreciation has contributed two-thirds 2 . This is why the Equity-Income Fund focuses on companies that pay a significant dividend and have a history of increasing their dividends. We believe that dividends give an investor a "head start" on returns.

A more instructive example on the importance of dividends comes from one of the holdings in the Fund, McGrath RentCorp. Ten years ago, if you had invested $10,000 in McGrath, you would have received $6,523 in dividends and your shares would have grown to $26,376 as of June 30, 2010, for an annualized rate of return of 12.6%. Dividends, which grew annually, are 28% of the return. Stock appreciation accounts for 72%. Your annual dividends would currently be more than $1,000 - up from $329 in the first year. McGrath's dividend was a significant and tangible part of the total return.

2 Source: S&P Indices Research Insights: S&P 500 Dividend Aristocrats, January 2010

Best & Worst Performing Companies

Ross Stores (ROST), an off-price retail company, was the largest contributor to the performance of the Fund year-to-date on a dollar-weighted basis. The total return on the stock was +25.5% and added +$0.9 million to the value of the Fund during the period. After posting +53% earn-

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FAM Equity-Income Fund

ings growth last year, the company continues to generate same-store sales that are above management's initial expectations. This led management to raise earnings guidance for the full year. The company also raised its quarterly dividend 44% in March of 2010.

M&T Bank (MTB) was the second largest contributor to performance of the Fund in dollar terms generating a total return of +30.8% during the period. The investment added +$0.5 million to the value of the Fund. The stock appreciated because of earnings that were ahead of Wall Street's expectations. We see clear evidence that the situation in the banking sector is improving. Also, there was speculation by others on Wall Street near the end of the second quarter that M&T would make a transformative acquisition. This speculation also played a role in the strong performance of the stock year-to-date.

The worst performing company on a dollar-weighted basis was Federated Investors (FII) which subtracted -$0.7 million (-22.9%) from the value of the Fund. Earnings at Federated have been negatively impacted by fee waivers in their money funds business as well as asset outflows. On the positive side, management paid a special cash dividend to shareholders of $1.26 per share in the first quarter in addition to the regular $0.24 quarterly dividend.

Courier Corporation (CRRC) was the second worst performing company in dollar terms declining by -$0.5 million (-11.4%) during the period. Courier traded down in the quarter due to fears of general economic decline as well as state budget stress. Since a large part of Courier's revenue comes from printing elementary through high school (el-hi) textbooks, investors worry about the states having enough money to buy new textbooks. Management has offset some of the el-hi business by shifting more toward higher education textbooks as colleges have seen growth in enrollment. Currently the stock has a 7% dividend yield which is well covered by cash flow.

Moving Forward

We recognize that certain (not all) economic indicators are weakening which makes forecasting the future very difficult. To some extent this has already been reflected in the weak stock market. However, we know that every Bear Market (downturn) is followed by a Bull Market (upturn). We also know from studying the stock market that the typical Bull Market is longer in duration and appreciates more than the declines experienced in down markets. This has been true for the last 100 years.

We also understand the mentality that "this time it's different." All market corrections are preceded by different economic and financial conditions as are all recoveries. Despite differences

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FAM Equity-Income Fund

in every crisis, they all have common threads: investor confidence and faith in the system are always shaken and need to be rebuilt; the Government typically steps in to make sure the event will never happen again and enacts new legislation; and the media sensationalizes the bad news because it's just too early to believe, or even recognize, the positive data points that are slowly emerging.

Instead of getting bogged down by conjecture, we focus on investing in good businesses with honest and capable management teams that generate more cash than they need for their operations. We look for durable, competitive advantages that are strengthened over time. Owning these types of businesses that have promising long-term growth potential is the best hedge against the unknowable outcomes of today's or the future's issues.

As always, we appreciate your continued support and are working diligently on your behalf.

Sincerely,

<Signiture>                                                     <Signiture>
Paul Hogan, CFA                                       Thomas O. Putnam
Co-Manager                                               Co-Manager

Average Annual Total Returns as of June 30, 2010
	1-Year	3-Year	5-Year	10-Year	Life of Fund (4/1/96)
FAM Equity-Income Fund
(Investor Shares)	16.94%	-9.03%	-2.03%	6.10%	6.49%
(Advisor Shares)*	16.00%	-10.02%	-2.99%	N/A	*
S&P 500 Index	14.34%	-9.84%	-0.81%	-1.61%	5.18%
Russell 2000 Index	21.48%	-8.60%	0.37%	3.00%	5.81%
__________
*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003. The return since inception is 1.35%

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This information represents past performance of the FAM Equity-Income Fund and is not indicative of future results.

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FAM Equity-Income Fund - Portfolio Data (Unaudited)
As of June 30, 2010

COMPOSITION OF TOTAL INVESTMENTS
Machinery & Equipment	10.6%
Publishing	9.6%
Money Market Fund	6.8%
Life Insurance	6.2%
Investment Management	5.7%
Retail Stores	5.7%
Transportation	5.7%
Commercial Services	5.3%
Property & Casualty Insurance	5.2%
Health Care Equipment/Devices	5.2%
Media	5.1%
Diversified Healthcare	4.8%
Semiconductors	4.2%
Insurance Agency	3.8%
Hazardous Waste Disposal	3.7%
Banking	3.2%
Oil and Gas Exploration	2.6%
Diversified Manufacturing	2.3%
Other	4.3%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Equity-Income Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (1/1/2010 to 6/30/2010).

Actual Expenses
Lines (A) and (B) of the following table provide information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Equity-Income Fund - Expense Data (Unaudited)

SIX MONTHS ENDED JUNE 30, 2010
		Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$998.30	$ 6.94*
B.	Advisor Share Class	$1,000.00	$993.40	$11.86**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.06	$ 7.01*
D.	Advisor Share Class	$1,000.00	$1,013.10	$11.98**

*Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.40%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.40%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

                                                              35

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FAM Equity-Income Fund - Statement of Investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (89.6%)
Banking (3.2%)
M&T Bank Corporation - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	9,000	$ 764,550
NBT Bancorp, Inc. - provides commercial banking and financial services to individuals, corporations and municipalities in New York, Vermont and Pennsylvania	40,000	816,800
Westamerica Bancorporation - provides banking services to individual and corporate customers in northern and central California	17,000	892,840
		2,474,190

Commercial Services (5.3%)
McGrath RentCorp - modular building and electronic test equipment rentals, subsidiary classroom manufacturing	179,400	4,086,732

Diversified Healthcare (4.8%)
Johnson & Johnson - manufactures and sells various products in the health care field	62,500	3,691,250

Diversified Manufacturing (2.3%)
General Electric Company - diversified industrial manufacturer	124,221	1,791,267

Electronic Equipment (1.8%)
Cognex Corporation - develops, manufactures and markets machine vision systems used to automate manufacturing processes	80,000	1,406,400

See Notes to Financial Statements.

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FAM Equity-Income Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Hazardous Waste Disposal (3.7%)
American Ecology Corporation . provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	193,000	$ 2,812,010

Health Care Equipment/Devices (5.2%)
Stryker Corporation - operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	79,000	3,954,740

Insurance Agency (3.8%)
Arthur J. Gallagher & Co. - provides insurance brokerage and risk manage- ment services to commerical, industrial, institutional, and governmental organizations	117,920	2,874,890

Investment Management (5.7%)
Federated Investors, Inc. - Class B - provides investment management products and services primarily to mutual funds	105,200	2,178,692
Franklin Resources, Inc. - provides investment management and fund administration services as well as retail-banking and consumer lending services	25,500	2,197,845
		4,376,537

Life Insurance (2.6%)
Protective Life Corporation - individual and group life/health insurance and guaranteed investment contracts	93,219	1,993,954

Machinery & Equipment (10.6%)
Donaldson Company, Inc. - designs, manufactures and sells filtration systems and replacement parts	88,800	3,787,320
IDEX Corporation - manufactures proprietary, highly engineered industrial products and pumps	115,205	3,291,407

See Notes to Financial Statements.

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FAM Equity-Income Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
Machinery & Equipment (continued)
Kaydon Corporation - custom-engineers products including bearings, filters, and piston rings	30,800	$ 1,012,088
		8,090,815

Media (5.1%)
Meredith Corporation - magazine publishing and tv broadcasting	125,373	3,902,861

Mining and Construction Machinery (0.8%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equipment for the extraction of coal and other minerals and ores	11,800	591,062

Oil and Gas Exploration (2.6%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	20,000	1,967,400

Property and Casualty Insurance (5.2%)
OneBeacon Insurance Group, Ltd. . commercial, personal and specialty insurance products	224,666	3,217,217

White Mountains Insurance Group, Ltd. - personal property and casualty, and reinsurance	2,302	746,308
		3,963,525
Publishing (9.6%)
Courier Corporation - manufactures and publishes specialty books, including Dover Publications	246,418	3,008,764
John Wiley & Sons, Inc. - Class A - publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	111,650	4,317,506
		7,326,270

See Notes to Financial Statements.

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FAM Equity-Income Fund - Statement of Investments contiuned
June 30, 2010 (Unaudited)

	SHARES	VALUE
Real Estate Development (1.7%)
Brookfield Asset Management, Inc. - Class A . publicly owned asset management holding company that invests in property, power and infrastructure sectors	59,100	$ 1,336,842

Retail Stores (5.7%)
Ross Stores, Inc. - chain of off-price retail apparel and home accessories stores	81,641	4,350,649

Semiconductors (4.2%)
Xilinx, Inc. - worldwide leader of programmable logic solutions	126,414	3,193,218
Transportation (5.7%)
Forward Air Corporation - provides surface transportation and related logistics services to the deferred air freight market in North America	90,000	2,452,500
Heartland Express, Inc. - short-to medium-haul truckload carrier of general commodities	130,533	1,895,339
		4,347,839

Total Common Stocks (Cost $61,733,517)		$ 68,532,451

PREFERRED STOCKS (3.6%)
Banking (0.0%)
M&T Capital Trust - Preferred A - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	800	21,488

See Notes to Financial Statements.

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FAM Equity - Income Fund - Statement of Investments continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
PREFERRED STOCKS (continued)
Life Insurance (3.6%)
Protective Life Corporation - Preferred D - individual and group life/health insurance and guaranteed investment contracts	116,107	2,774,957

Total Preferred Stocks (Cost $2,116,798)		$ 2,796,445

TEMPORARY INVESTMENTS (6.8%)
Money Market Fund (6.8%)
AIM Short Term Treasury Fund (0.04%)*	5,223,326	$ 5,223,326
Total Temporary Investments (Cost $5,223,326)		$ 5,223,326
Total Investments (Cost $69,073,641) (100%)		$ 76,552,222

*The rate shown represents the effective yield at 6/30/10.

See Notes to Financial Statements.

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FAM Equity-Income Fund
June 30, 2010 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $69,073,641)	$76,552,222
Cash	7,832
Dividends and interest receivable	75,900
Total Assets	$76,635,954
Liabilities
Accrued investment advisory fee	65,014
Accrued shareholder servicing and administrative fees	10,226
Accrued expenses	40,844
Accrued distribution and service fees	416
Total Liabilities	116,500
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	$70,889,434
Undistributed net investment income	15,007
Accumulated net realized losses	(1,863,568)
Net unrealized appreciation	7,478,581
Net Assets	$76,519,454
Net Asset Value Per Share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $75,042,186 and 4,726,450 shares outstanding	$15.88
Advisor Class Shares - based on net assets of $1,477,268 and 93,962 shares outstanding	$15.72

See Notes to Financial Statements.

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FAM Equity-Income Fund
Six Months Ended June 30, 2010 (Unaudited)

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$1,151,553
Interest	729
Total Investment Income	1,152,282

Expenses
Investment advisory fee (Note 2)	402,451
Administrative fee (Note 2)	34,208
Shareholder servicing and related expenses (Note 2)	28,552
Printing and mailing	6,853
Professional fees	5,984
Registration fees	29,646
Custodial fees	6,194
Trustees fees	22,212
Officers fees (Note 2)	22,305
Distribution and Service Fees - Advisor Class Shares (Note 2)	8,088
Other	8,348
Total Expenses	574,841
Net Investment Income	$ 577,441

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments	121,693
Net change in unrealized appreciation/depreciation of investments	(814,110)
Net Realized and Unrealized Loss on Investments	(692,417)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (114,976)

See Notes to Financial Statements.

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FAM Equity-Income Fund
Six Months Ended June 30, 2010 (Unaudited) and Year Ended December 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30,2010	Year Ended December 31, 2009
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 577,441	$ 808,532
Net realized gain/(loss) on investments	121,693	(1,796,729)
Unrealized appreciation/depreciation of investments	(814,110)	14,587,819
Net Increase/Decrease in Net Assets From Operations	(114,976)	13,599,622

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(567,680)	(811,568)
Advisor Class	(3,754)	(3,534)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 3)	(535,503)	(4,898,168)
Total Increase/Decrease in Net Assets	(1,221,913)	7,886,352

NET ASSETS:
Beginning of Period	77,741,367	69,855,015
End of Period	$76,519,454	$77,741,367

See Notes to Financial Statments.

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FAM Equity-Income Fund- Notes to Financial Statements (Unaudited)

Note 1. Nature of Business and Summary of Significant Accounting Policies
FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America ("GAAP"), followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2010:

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FAM Equity-Income Fund - Notes to Financial Statements (Unauditied)

                    Valuation Inputs                                            Investments in Securities
                Level 1 - Quoted prices    Common Stocks                $68,532,451
                                                         Preferred Stocks                $ 2,796,445
                                                         Temporary Investments      $ 5,223,326
                Level 2 - Other significant observable inputs                $  -
                Level 3 - Significant unobservable inputs                      $ -
                Total                                                                           $76,552,222

During the period ended June 30, 2010 there were no Level 2 or 3 inputs used to value the Fund's net assets. Refer to the Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the period ended June 30, 2010 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2006 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund's tax filings is presently in progress.

c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from

                                                              45

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FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)

underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2010 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2010. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and is also an officer of the Advisor. During the period ended June 30, 2010, he was compensated by the Fund in the amount of $22,305 and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ended June 30, 2010 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively.

FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the period ended June 30, 2010, shareholder servicing agent fees paid to FSS amounted to $28,552. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, and 0.075% thereafter. For the period ended June 30, 2010, Fund administrative fees amounted to $34,208.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the

                                                              46

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FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)

plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

Note 3. Shares of Beneficial Interest
At June 30, 2010 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2010, redemption fees amounted to $25 and were credited to paid-in capital. Transactions were as follows:

	SIX MONTHS ENDED 6/30/10		YEAR ENDED 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	274,478	$4,624,582	324,747	$4,434,290
Advisor Class	324	5,650	1,197	16,176
Shares issued on
reinvestment of distributions
Investor Class	31,342	527,185	52,860	750,199
Advisor Class	207	3,533	240	3,344
Shares redeemed
Investor Class	(328,976)	(5,522,527)	(732,084)	(9,691,058)
Advisor Class	(10,309)	(173,926)	(31,133)	(411,119)
Net Decrease from Investor Class
Share Transactions	(23,156)	$ (370,760)	(354,477)	$(4,506,569)
Net Decrease from Advisor Class
Share Transactions	(9,778)	$ (164,743)	(29,696)	$ (391,599)

Note 4. Investment Transactions
During the period ended June 30, 2010, purchases and sales of investment securities, other than short-term obligations were $7,530,983 and $8,651,882, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:
Unrealized appreciation           $13,686,620
Unrealized depreciation             (6,208,039)
Net unrealized appreciation     $ 7,478,581

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FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)

Note 5. Income Taxes and Distributions to Shareholders

The components of accumulated income/losses on a tax basis at December 31, 2009 were as follows:
Undistributed ordinary income	$ 9,000
Capital loss carry forward	$(1,985,261)

As of December 31, 2009 the Fund had $1,985,261 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, the amount offset will not be distributed to shareholders. Net capital carry forwards of $188,532 expire in 2016 and $1,796,729 expires in 2017.

The tax composition of dividends and distributions paid to shareholders for the six months ended June 30, 2010, and year ended December 31, 2009:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	$ 571,434	$ 815,102

Note 6. Line of Credit
FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2010, when any advances are to be repaid. During the period ended June 30, 2010 no amounts were drawn from the available line.

Note 7. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on the experience of the Advisor, the Fund expects the risk of loss to be remote.

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FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2009, significant transfers into and out of levels 1 and 2 in the fair value hierarchy and the reasons for such transfers are required to be disclosed. Since the Fund did not have any assets valued based on level 2 or level 3 inputs during the period ended June 30, 2010, this provision had no impact on the financial statements of the Fund. Further, effective for fiscal years beginning after December 15, 2010, information about purchases, sales, issuances and settlements of level 3 assets and liabilities will be required to be disclosed on a gross basis rather than as a net number, as currently required under GAAP. Management is currently evaluating what impact, if any, this provision of ASU 2010-06 will have on the financial statements of the Fund.

Note 9. Subsequent Events
Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)

Note 10. Financial Highlights

FAM EQUITY-INCOME FUND - INVESTOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)		Years Ended December 31,
(For a share outstanding throughout the period)	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$ 16.02	$13.34	$19.09	$21.61	$21.52	$20.48
Income/Loss from investment operations:
Net investment incomet	0.12	0.17	0.23	0.20	0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.14)	2.68	(5.73)	(0.97)	1.30	1.03
Total from investment operations	(0.02)	2.85	(5.50)	(0.77)	1.42	1.17
Less distributions:
Dividends from net investment income	(0.12)	(0.17)	(0.23)	(0.20)	(0.16)	(0.13)
Distributions from net realized gains	-	-	-*	(1.55)	(1.17)	-
Return of capital	-	-	(0.02)	-	-	-
Total distributions	(0.12)	(0.17)	(0.25)	(1.75)	(1.33)	(0.13)
Change in net asset value for the period	(0.14)	2.68	(5.75)	(2.52)	0.09	1.04
Net asset value, end of period	$15.88	$16.02	$13.34	$19.09	$21.61	$21.52
Total Return	(0.17)%**	21.43%	(29.04)%	(3.64)%	6.57%	5.75%

Ratios/supplemental data
Net assets, end of period (000)	$75,042	$76,096	$68,096	$112,472	$142,546	$177,740

Ratios to average net assets of:
Before waivers:
Expenses	1.40%tt	1.47%	1.41%	1.32%	1.28%	1.26%
Net investment income	1.44%tt	1.11%	1.33%	0.88%	0.55%	0.66%
After waivers:
Expenses	1.40%tt	1.40%	1.40%	1.32%	1.28%	1.26%
Net investment income	1.44%tt	1.18%	1.34%	0.88%	0.55%	0.66%
Portfolio turnover rate	10.05%	10.51%	17.58%	16.16%	19.01%	14.11%

tBased on average shares outstanding.
*Per share amount is less than $0.005.
**Not Annualized
ttAnnualized

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FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)
Note 10 Financial Highlights (continued)

FAM EQUITY-INCOME FUND - ADVISOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)		Years Ended December 31,
(For a share outstanding throughout the period)	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.86	$13.18	$18.86	$21.39	$21.33	$20.36
Income/Loss from investment operations:
Net investment income/(loss)t	0.04	0.03	0.06	(0.03)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.14)	2.68	(5.74)	(0.95)	1.33	1.04
Total from investment operations	(0.10)	2.71	(5.68)	(0.98)	1.23	0.97
Less distributions:
Dividends from net investment income	(0.04)	(0.03)	-	-	-	-
Distributions from net realized gains	-	-	-	(1.55)	(1.17)	-
Total distributions	(0.04)	(0.03)	-	(1.55)	(1.17)	-
Change in net asset value for the period	(0.14)	2.68	(5.68)	(2.53)	0.06	0.97
Net asset value, end of period	$15.72	$15.86	$13.18	$18.86	$21.39	$21.33
Total Return	(0.66)%**	20.61%	(30.12)%	(4.58)%	5.73%	4.76%

Ratios/supplemental data
Net assets, end of period (000)	$1,477	$1,646	$1,759	$3,346	$3,921	$4,400

Ratios to average net assets of:
Before waivers:
Expenses	2.40%tt	2.47%	2.41%	2.32%	2.28%	2.26%
Net investment income/(loss)	0.45%tt	0.11%	0.33%	(0.12)%	(0.45)%	(0.34)%
After waivers:
Expenses	2.40%tt	2.40%	2.40%	2.32%	2.28%	2.26%
Net investment income/(loss)	0.45%tt	0.18%	0.34%	(0.12)%	(0.45)%	(0.34)%
Portfolio turnover rate	10.05%	10.51%	17.58%	16.16%	19.01%	14.11%

tBased on average shares outstanding.
**Not Annualized
ttAnnualized

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FAM Funds - Supplemental Information

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://www.FAMFunds.com (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

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Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Trustees
Fred "Chico" Lager
John J. McCormack, Jr.,
Independent Chairman
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

FAM Funds
384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

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Privacy Policy

You have entrusted to our care not only your hard-earned money but personal and financial data as well. We understand that your relationship with us is based upon trust, and that as your financial stewards you expect us to act responsibly and in your best interests. Your personal and financial data is your private information, therefore in keeping with our responsibility to you and our own company mission, we are committed to holding ourselves to the highest ethical standards in its safekeeping and use. This notice is intended to help you understand how we fulfill this commitment.

We do not sell client information to anyone. Your information is used by us primarily to complete transactions you request. From time to time, we may collect a variety of information about you that is either required or necessary to provide personalized financial services to you. This data includes information we receive from you on applications and forms, via telephone, and through our websites; or information about your transactions with us or our affiliates (such as purchases, sales, or account balances).

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may provide any of the information we collect to our affiliated or non-affiliated third party companies which provide marketing or administrative services on our behalf, such as printing and mailing. We may also provide this information to financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them; they are not permitted to use or share this information for any other purpose.

We may also disclose nonpublic personal information to government agencies and regulatory organizations when required or permitted by law. To protect your personal information within our company, we maintain physical, electronic and procedural safeguards to protect your nonpublic information and access to this information is restricted to personnel necessary to service your accounts.

Not part of the Semi-Annual Report

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384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

INVESTMENTS CRAFTED FOR LASTING VALUE

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company
Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 11, 2010

By (Signature and Title)* /s/ Joseph A. Bucci
--------------------------
Joseph A. Bucci, Treasurer

Date August 11, 2010

* Print the name and title of each signing officer under his or her signature.